First Amendment to the DEBT TRANSFER AGREEMENTS

WISeKey International Holding AG. of General-Guisan-Strasse 6, Zug, CH-6300, Switzerland ("LENDER") and WISeKey Semiconductors SAS (formerly named Vault-IC SAS) of Arteparc Bachasson, Bât A, Rue de la carrière de Bachasson, 13590 Meyreuil, France, corporation ("BORROWER") enter into this First amendment (this “Amendment”) to the Debt Transfer Agreements (as described below) as of November 1st, 2022 (the “EFFECTIVE DATE”).

Background

The Lender and the Borrower have entered into the following Debt Transfer Agreements (collectively the “AGREEMENTS”):

1.	The Debt Transfer Agreement dated June 28, 2021 between WISeKey Semiconductors SAS, WISeKey SA and WISeKey International Holding AG;

2.	The Debt Transfer Agreement dated December 31, 2021 between WISeKey Semiconductors SAS and WISeKey International Holding AG;

3.	The Debt Transfer Agreement dated June 30, 2022 between WISeKey Semiconductors SAS and WISeKey International Holding AG;

4.	The Debt Transfer Agreement dated August 31, 2022 between WISeKey Semiconductors SAS, WISeKey SA and WISeKey International Holding AG.

Both parties now wish to amend the credit term and the interest rate such that the debt is due for repayment as of November 30th, 2022, being the new maturity date (“NEW MATURITY DATE”), and that interest shall accrue on the Loans at a rate of two and a half percent (2.5%) per annum (“NEW INTEREST RATE”.)

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower hereby agree as follows:

Terms and Conditions

1. Amendments to the AGREEMENTS

A. Section 1.2 of the AGREEMENTS is amended to read as follows:

1.2 CREDIT PERIOD. The term "CREDIT PERIOD" means that period of time beginning on October 1st 2016 and ending on November 30th 2022 or any date mutually agreed in writing.

B. Section 2.1 of the AGREEMENTS is amended to read as follows:

2.1 Interest shall accrue on the Loan at a rate of two and a half percent (2.5%) per annum (“Interest Rate”.)

2. General Terms

A. Except as amended hereby, all terms and conditions of the AGREEMENTS remain in full force and effect.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment as of the Effective Date.

Signature in two (2) originals, one (1) one for each party are on the next page:

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WISeKey Semiconductors SAS (formerly Vault-IC SAS) Arteparc Bachasson, Bât A Rue de la carrière de Bachasson 13590 Meyreuil France	WISeKey International Holding AG General-Guisan-Str.6 CH-6300 Zug Switzerland
Signature: /s/ Peter Ward /s/ Bernard Vian __________________________________	Signature: /s/ Peter Ward /s/ Carlos Moreira ____________________________________
Printed Name: Peter Ward / Bernard Vian ___________________________________	Printed Name: Peter Ward / Carlos Moreira ___________________________________
Title: President / General Manager ___________________________________	Title: CFO / CEO ____________________________________